EXHIBIT 99


      CERTIFICATION OF CHIEF FINANCIAL OFFICER and CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of Aqua Vie Beverage Corporation (the "Company") on Form 10-KSB for the year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Thomas Gillespie>, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 19, 2002                    /s/ Thomas Gillespie
                                                 ------------------------
                                                 Thomas Gillespie
                                                 Chief Financial Officer
                                                 Chief Executive Officer